UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2016

MGT Capital Investments, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528

 (Address of principal executive offices, including zip code)

(914) 630-7430

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 6, 2016, Joshua Silverman provided MGT Capital Investments Inc. (the “Company”) with his notice of resignation pursuant to which Mr. Silverman resigned as a director from the board of directors (the “Board”) of the Company, effective immediately. Mr. Silverman indicated that his resignation was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Silverman was a member of Audit Committee and Nomination and Compensation Committee of the Board at the time of his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: May 6, 2016	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	President and Chief Executive Officer